Exhibit 99.1

Dolby Laboratories Reports Third Quarter Fiscal 2010 Results

SAN FRANCISCO--(BUSINESS WIRE)--July 29, 2010--Dolby Laboratories, Inc. (NYSE:DLB) today announced the company's financial results for its third quarter of fiscal 2010.

For the third quarter, Dolby reported total revenue of $230.3 million, compared to $171.2 million for the third quarter of fiscal 2009, an increase of 34 percent.

Third quarter GAAP net income was $63.5 million, or $0.55 per diluted share, compared to $51.1 million, or $0.44 per diluted share, for the third quarter of fiscal 2009. On a non-GAAP basis, third quarter net income was $71.1 million, or $0.62 per diluted share, compared to $57.5 million, or $0.50 per diluted share, for the third quarter of fiscal 2009. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, a gain from an amended patent licensing agreement, and the related tax impact of these items.

“We had a solid third quarter,” said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories. “In addition to our strong financial results, we continued to make progress in important growth markets, including in broadcast, where one of India’s leading commercial broadcast services, Airtel Digital TV, announced its selection of Dolby Digital Plus for its high definition programming, and in cinema, where we continued to experience strong demand for our 3D systems.”

In the third quarter, Dolby recorded a non-cash impairment charge of $9.6 million in cost of revenue related to digital cinema systems provided under operating leases to exhibitors. These operating leases were initiated to encourage the motion picture industry to transition to digital cinema. We ceased entering into these operating leases during the fourth quarter of fiscal 2009. The remaining net book value at the end of the third quarter for these digital cinema systems is $7.1 million.

Financial Targets

For fiscal 2010, Dolby is now targeting revenue of $890 million to $905 million, total gross margin of approximately 85 percent on a GAAP basis, and 86 percent on a non-GAAP basis. In addition, Dolby is now targeting fiscal 2010 operating expenses of $356 million to $362 million on a GAAP basis and $317 million to $321 million on a non-GAAP basis, and a tax rate of approximately 35 percent on a GAAP basis and non-GAAP basis. Dolby’s non-GAAP targets exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items.

These targets lead to a fiscal 2010 diluted earnings per share target range of $2.31 to $2.36 on a GAAP basis and $2.57 to $2.63 on a non-GAAP basis.

The Company's Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ Q3 2010 fiscal year financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, July 29, 2010.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 888-811-5436. International callers can access the conference call at 913-312-9306.

A replay of the call will be available from 5:00 p.m. PT on Thursday, July 29, 2010, until 9:00 p.m. PT on August 5, 2010 by dialing 877-870-5176 (international callers can access the replay by dialing 858-384-5517) and entering the confirmation code 7705478. An archived version of the teleconference will also be available on Dolby Laboratories’ website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of acquired intangible assets through business combinations, restructuring charges, a gain from an amended patent licensing agreement, and the related tax impact of all of these items on the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on our investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby's expectations regarding revenue, gross margin, operating expense, tax rate, and diluted earnings per share for fiscal 2010, the progress Dolby is making in important growth markets, Dolby’s prospects in the broadcast market in India, demand for Dolby’s 3D systems, and the benefits that may be derived from them are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with the effects of macroeconomic conditions; risks associated with trends in the markets in which Dolby operates, including the DVD and Blu-ray Disc™, broadcast, personal computer, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; the timing of Dolby's receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent Quarterly Report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby® technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. S10/23160 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	June 26, 2009	June 25, 2010	June 26, 2009	June 25, 2010
	(unaudited)
	(in thousands, except per share amounts)
Revenue:
Licensing	$142,141	$170,326	$456,076	$532,045
Products	21,790	52,651	75,744	140,147
Services	7,313	7,292	23,806	22,714
Total revenue	171,244	230,269	555,626	694,906

Cost of revenue:
Cost of licensing	3,362	3,719	11,223	13,282
Cost of products (1)	13,142	23,336	46,776	72,042
Cost of services (1)	3,246	3,407	9,546	10,554
Gain from amended patent licensing agreement	-	-	(20,041)	-
Impairment of products provided under operating leases	-	9,594	-	9,594
Total cost of revenue	19,750	40,056	47,504	105,472
Gross margin	151,494	190,213	508,122	589,434
Operating expenses:
Research and development (1)	20,871	27,513	59,831	75,561
Sales and marketing (1)	24,403	36,527	68,963	93,635
General and administrative (1)	26,523	29,165	76,912	86,677
Restructuring charges, net	1,278	1,068	4,012	1,371
Total operating expenses	73,075	94,273	209,718	257,244
Operating income	78,419	95,940	298,404	332,190
Other income, net	600	2,142	5,794	6,200
Income before provision for income taxes	79,019	98,082	304,198	338,390
Provision for income taxes	(27,502)	(34,394)	(104,555)	(118,890)
Net income including controlling interest	51,517	63,688	199,643	219,500
Less: net income attributable to controlling interest	(371)	(236)	(951)	(1,064)
Net income attributable to Dolby Laboratories, Inc.	$51,146	$63,452	$198,692	$218,436

Earnings per share attributable to Dolby Laboratories, Inc. (basic)	$0.45	$0.56	$1.76	$1.92
Earnings per share attributable to Dolby Laboratories, Inc. (diluted)	$0.44	$0.55	$1.73	$1.89

Weighted-average shares outstanding (basic)	113,261	113,254	112,907	113,775
Weighted-average shares outstanding (diluted)	115,528	115,282	115,153	115,780

(1) Stock-based compensation included above was classified as follows:
Cost of products	$93	$126	$471	$305
Cost of services	29	36	85	99
Research and development	1,447	1,869	3,788	4,613
Sales and marketing	2,006	2,573	4,746	6,522
General and administrative	2,980	3,540	6,885	9,476

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 25, 2009	June 25, 2010
	(unaudited)
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$451,678	$519,098
Short-term investments	283,808	303,771
Accounts receivable, net	22,981	47,650
Inventories	12,975	16,989
Deferred taxes	83,438	101,723
Prepaid expenses and other current assets	45,958	23,007
Total current assets	900,838	1,012,238
Long-term investments	205,938	222,664
Property, plant, and equipment, net	92,178	95,486
Intangible assets, net	82,035	69,322
Goodwill	261,121	258,853
Deferred taxes	23,755	29,272
Other non-current assets	15,450	15,351
Total assets	$1,581,315	$1,703,186

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$113,822	$140,059
Income taxes payable	3,934	17,841
Current portion of long-term debt	1,624	1,675
Deferred revenue	37,204	12,041
Total current liabilities	156,584	171,616
Long-term debt, net of current portion	5,825	4,470
Long-term deferred revenue	10,759	11,758
Deferred taxes	13,573	12,919
Other non-current liabilities	31,469	29,316
Total liabilities	218,210	230,079
Stockholders' equity:
Class A common stock	53	53
Class B common stock	60	60
Additional paid-in capital	478,979	375,241
Retained earnings	852,475	1,070,911
Accumulated other comprehensive income	9,541	4,558
Total stockholders' equity - Dolby Laboratories, Inc.	1,341,108	1,450,823
Controlling interest	21,997	22,284
Total stockholders' equity	1,363,105	1,473,107
Total liabilities and stockholders' equity	$1,581,315	$1,703,186

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	June 26, 2009	June 25, 2010	June 26, 2009	June 25, 2010
	(unaudited)
	(in thousands)
Operating activities:
Net income including controlling interest	$ 51,517	$ 63,688	$ 199,643	$ 219,500
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,916	8,151	21,501	25,545
Stock-based compensation expense	6,371	8,063	15,551	20,501
Amortization of premium on investments	1,677	2,406	3,942	6,384
Excess tax benefit from exercise of stock options	(2,065)	(6,606)	(3,548)	(16,890)
Provision for doubtful accounts	(234)	27	1,148	(181)
Deferred taxes	2,875	(11,352)	19,832	(21,782)
Unrealized losses/(gains) on Put Rights	(232)	3,755	(9,452)	6,506
Unrealized losses/(gains) on auction rate certificates	232	(4,687)	10,854	(7,601)
Gain from amended patent licensing agreement	-	-	(20,041)	-
Impairment of products provided under operating leases	-	9,594	-	9,594
Other non-cash items affecting net income	2,984	1,241	1,795	2,007
Changes in operating assets and liabilities:
Accounts receivable	(3,477)	(3,148)	(24,694)	(24,595)
Inventories	3,855	(6,504)	145	(4,087)
Prepaid expenses and other assets	(4,530)	2,467	3,163	15,730
Accounts payable and accrued liabilities	(8,669)	17,542	(24,244)	24,273
Income taxes, net	(1,020)	(1,609)	248	31,903
Deferred revenue	11,760	(4,744)	4,788	(24,282)
Other liabilities	237	(315)	(2,367)	(74)
Payment on litigation settlement	(3,000)	(3,000)	(3,000)	(3,000)
Net cash provided by operating activities	65,197	74,969	195,264	259,451
Investing activities:
Purchases of available-for-sale securities	(109,470)	(179,439)	(304,723)	(556,172)
Proceeds from sale of available-for-sale securities	43,999	287,159	97,985	519,857
Purchases of property, plant, and equipment	(5,684)	(6,989)	(9,236)	(24,882)
Purchases of intangible assets	-	(700)	(8,321)	(825)
Acquisitions, net of cash acquired	(16,621)	-	(16,621)	-
Net cash provided by/(used in) investing activities	(87,776)	100,031	(240,916)	(62,022)
Financing activities:
Payments on debt	(387)	(402)	(1,121)	(1,192)
Proceeds from exercise of stock options	6,249	13,790	9,410	32,948
Issuance of Class A common stock (ESPP)	1,830	2,139	3,465	4,060
Repurchase of common stock	-	(94,524)	-	(177,648)
Excess tax benefit from exercise of stock options	2,065	6,606	3,548	16,890
Net cash provided by/(used in) financing activities	9,757	(72,391)	15,302	(124,942)
Effect of foreign exchange rate changes on cash and cash equivalents	3,670	(860)	(1,035)	(5,067)
Net increase/(decrease) in cash and cash equivalents	(9,152)	101,749	(31,385)	67,420
Cash and cash equivalents at beginning of period	372,528	417,349	394,761	451,678
Cash and cash equivalents at end of period	$ 363,376	$ 519,098	$ 363,376	$ 519,098

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s third quarter of fiscal years 2009 and 2010 GAAP financial measures reconciled to non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended
	June 26, 2009	June 25, 2010

GAAP net income	$51	$63
Stock-based compensation	7	8
Amortization of acquired intangibles	2	3
Restructuring charges, net	1	1
Income tax adjustments	(3)	(4)
Non-GAAP net income	$58	$71

Diluted earnings per share:	Fiscal Quarter Ended
	June 26, 2009	June 25, 2010

GAAP diluted earnings per share	$0.44	$0.55
Stock-based compensation	0.06	0.07
Amortization of acquired intangibles	0.02	0.02
Restructuring charges, net	0.01	0.01
Income tax adjustments	(0.03)	(0.03)
Non-GAAP diluted earnings per share	$0.50	$0.62

Shares used in computing diluted earnings per share	116	115

The following tables show the Company’s fiscal year 2010 GAAP financial targets reconciled to non-GAAP financial targets included in this release:

Gross margin:	Fiscal Year
	2010

GAAP gross margin	85%
Stock-based compensation	0%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	86%

Operating expenses:	Fiscal Year 2010
	Low	High

GAAP operating expenses	$356	$362
Stock-based compensation	(31)	(32)
Amortization of acquired intangibles	(4)	(5)
Restructuring charges, net	(4)	(4)
Non-GAAP operating expenses	$317	$321

Diluted earnings per share:	Fiscal Year 2010
	Low	High

GAAP diluted earnings per share	$2.31	$2.36
Stock-based compensation	0.27	0.28
Amortization of acquired intangibles	0.10	0.11
Restructuring charges, net	0.03	0.03
Income tax adjustments	(0.14)	(0.15)
Non-GAAP diluted earnings per share	$2.57	$2.63

Shares used in computing diluted earnings per share	116	116

CONTACT:
Dolby Laboratories
Alex Hughes, 415-645-4572 (Investors)
investor@dolby.com
Sean Durkin, 415-645-5176 (Media)
news@dolby.com